SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 13, 2008

Derma Sciences, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-31070	23-2328753
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

214 Carnegie Center, Suite 300
Princeton, NJ 08540
(609) 514-4744
(Address including zip code and telephone
number, of principal executive offices)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation

        On November 8, 2007 the Registrant entered into a five year credit and security agreement comprising a term loan and a revolving loan (the “Agreement”) with Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., for a maximum principal amount of $14.0 million. The term and revolving loans are described in the Registrant’s current report on Form 8-K filed November 15, 2007.

        Effective March 28, 2008, the Registrant and GE Business Financial Services Inc. (the “Lender”), successor to Merrill Lynch Business Financial Services, Inc., amended the Agreement (the “First Amendment”) in the manner described in the Registrant’s current report on Form 8-K filed April 2, 2008. Effective August 13, 2008, the Registrant and the Lender amended the Agreement (the “Second Amendment”) in the manner described below:

        Prior to the within described amendments, the Agreement, as modified by the First Amendment, included the following covenants:

        (a)    The Registrant was required to maintain EBITDA (earnings before interest, taxes, depreciation and amortization) of $2,669,506, $2,923,061, $3,377,902 and $3,748,759 during the three-month, six-month, nine-month and twelve-month periods, respectively, beginning April 1, 2008.

        (b)    The Registrant was required to maintain its fixed charge coverage ratio (adjusted EBITDA (EBITDA less capital expenditures) divided by the sum of debt service, interest, taxes and certain other costs) of 4.18 to 1.00, 2.12 to 1.00, 1.67 to 1.00 and 1.37 to 1.00 for the three-month, six-month, nine-month and twelve-month periods, respectively, beginning April 1, 2008, and 1.20 to 1.00 as of the end of any given calendar quarter from and after June 30, 2009 (measured on a trailing 12-month basis).

        (c)    The Registrant was required to maintain its senior leverage ratio (senior debt divided by EBIDTA) for the three month period ending June 30, 2008 (based upon annualized EBIDTA), the six-month period ending September 30, 2008 (based upon annualized EBITDA), the nine-month period ending December 31, 2008 (based upon annualized EBITDA), the twelve-month period ending March 31, 2009 (based upon annualized EBITDA), and each calendar quarter thereafter (measured on a trailing twelve-month basis), at not less than 1.06 to 1.00, 1.88 to 1.00, 2.26 to 1.00, 2.78 to 1.00 and 3.00 to 1.00, respectively.

        (d)    The Registrant was required to maintain its total leverage ratio (total debt divided by EBIDTA) for the three month period ending June 30, 2008 (based upon annualized EBITDA), the six-month period ending September 30, 2008 (based upon annualized EBITDA), the nine-month period ending December 31, 2008 (based upon annualized EBITDA), the twelve-month period ending March 31, 2009 (based upon annualized EBITDA) and each calendar quarter thereafter (measured on a trailing twelve-month basis), at not less than 1.10 to 1.00, 1.97 to 1.00, 2.37 to 1.00, 2.91 to 1.00 and 4.00 to 1.00, respectively.

        The Second Amendment effects the following modifications to the covenants of the Agreement:

        (a)    The Registrant must maintain cumulative EBITDA of $1,578,462, $2,050,993, $2,026,198 and $2,678,548 for the periods beginning July 1, 2008 and ending September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively, and $1,020,414 and $961,459 for the calendar quarters ending September 30, 2009 and December 31, 2009, respectively. For purposes of the foregoing calculations, (i) during the period July 1, 2008 through June 30, 2009, the Registrant shall be deemed to have generated EBITDA of $1,450,000 in addition to actual EBITDA, and (ii) subsequent to December 31, 2009, EBITDA shall be calculated on a trailing 12-month basis.

        (b)    The Registrant must maintain its fixed charge coverage ratio of 2.49 to 1.00, 1.59 to 1.00, 1.01 to 1.00, 0.83 to 1.00, 1.73 to 1.00, 1.55 to 1.00 and 1.20 to 1.00 for the calendar quarters ending September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and each calendar quarter thereafter, respectively. For purposes of the foregoing calculations, EBITDA shall be calculated as described in subsection (a) above.

        (c)    The Registrant must maintain its senior leverage ratio of 1.64 to 1.00, 2.15 to 1.00, 3.59 to 1.00, 3.87 to 1.00, 2.39 to 1.00, 2.21 to 1.00 and 3.00 to 1.00 for the calendar quarters ending September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and each calendar quarter thereafter, respectively. For purposes of the foregoing calculations, EBITDA shall be determined on a cumulative, annualized basis during the period July 1, 2008 through June 30, 2009, on an annualized basis for the calendar quarters ending September 30, 2009 and December 31, 2009 and thereafter on a rolling 12-month basis.

        (d)    The Registrant must maintain its total leverage ratio of 1.72 to 1.00, 2.27 to 1.00, 3.78 to 1.00, 3.87 to 1.00, 2.39 to 1.00, 2.21 to 1.00 and 4.00 to 1.00 for the calendar quarters ending September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and each calendar quarter thereafter, respectively. For purposes of the foregoing calculations, EBITDA shall be determined on a cumulative, annualized basis during the period July 1, 2008 through June 30, 2009, on an annualized basis for the calendar quarters ending September 30, 2009 and December 31, 2009 and thereafter on a rolling 12-month basis.

        The Registrant must maintain a cash collateral account in the amount of $2.0 million with an account control agreement acceptable to the Lender. In consideration for the Registrant’s establishment of the cash collateral account, the Lender has reduced to 2.25% the interest payable relative to $2.0 million of the term loan under the Agreement.

        The Second Amendment provides that any violations of the original covenants or the covenants set forth in the First Amendment of the Agreement are waived.

        The Registrant incurred to the Lender fees of $25,000 relative to the negotiation and execution of the First Amendment.

        The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment a copy of which is attached hereto as Exhibit 10.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

10.01 – Second Amendment to Credit and Security Agreement

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMA SCIENCES, INC.
	By:	/s/ John E. Yetter
John E. Yetter, CPA Vice President and Chief Financial Officer
Date: August 19, 2008

EXHIBIT INDEX

10.01 – Second Amendment to Credit and Security Agreement